UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Income Securities Trust

Ticker: JHS
Annual report 10/31/17

A message to shareholders

Dear shareholder,

The divergent performance of bond markets over the past year highlighted the need for a diversified approach to fixed income. Credit-sensitive sectors, including high-yield bonds and emerging-market debt, posted solid gains as investors continue to be optimistic about the economic outlook both in the United States and globally. Segments of the market more sensitive to interest-rate changes, meanwhile, posted muted gains or even losses, as was the case with certain U.S. Treasury securities. The pressures driving these markets could persist for some time: The U.S. Federal Reserve (Fed) continued to gradually normalize interest rates throughout 2017 on the back of an improving economy, and that trend is expected to continue in 2018 under new Fed Chair Jerome Powell.

Environments like these can be challenging for fixed-income investors: The relative safety offered by high-quality bonds is often tested when interest rates rise, while the credit segments of the market can be more susceptible to economic volatility. While there are no easy answers for income-seeking investors, your best resource, as always, is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the road.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
31	Financial statements
35	Financial highlights
36	Notes to financial statements
44	Auditor's report
45	Tax information
46	Additional information
49	Continuation of investment advisory and subadvisory agreements
55	Trustees and Officers
59	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/17 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-risk, higher-yielding fixed-income assets outperformed

The backdrop of accelerating economic growth, rising corporate earnings, and a declining default rate led to positive relative performance for investment-grade and high-yield corporate bonds.

The fund's emphasis on the credit sectors was a key factor in its outperformance

Overweight positions in corporates and high yield, together with an underweight in government issues, helped the fund outpace the comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index.

Security selection was a further plus

The fund benefited from strong issue selection in both high-yield and investment-grade corporates.

PORTFOLIO COMPOSITION AS OF 10/31/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the investment environment during the 12 months ended October 31, 2017?

The global fixed-income markets delivered healthy returns throughout the reporting period. The largest gains occurred in areas that tend to be helped by accelerating economic growth, such as high-yield bonds and corporate issues. Conversely, market segments with a higher degree of interest-rate sensitivity—including U.S. Treasuries and mortgage-backed securities—lagged.

A number of developments contributed to the underperformance for interest-rate-sensitive assets. The surprising result of the November 2016 U.S. presidential election prompted investors to raise their expectations for economic growth, causing bond yields to spike higher through mid-December. After trading as low as 1.79% the week before the election, the 10-year U.S. Treasury note shot up to 2.60% by December 16, 2016. Although yields gradually trended lower from this level as 2017 progressed, Treasuries continued to trail the broader market as investors remained wary of interest rates at a time in which the U.S. Federal Reserve (Fed) was tightening monetary policy. In addition to raising interest rates by a quarter-point on three separate occasions, the Fed announced its intention to begin unwinding its stimulative quantitative easing policy.

The weakness in U.S. Treasuries translated to underperformance for agency mortgage-backed securities (MBS). In contrast, the combination of accelerating growth, rising corporate earnings, and robust investor sentiment fueled relative strength for investment-grade corporate debt. In combination, these developments led to a return of 1.05% for a comparative index, the Bloomberg Barclays U.S. Government/Credit Bond Index. High-yield bonds, in addition to being helped by the same factors as corporate issues, gained an additional boost from the improving default outlook and the uptrend in energy prices. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index advanced 9.14% and soundly outperformed the investment-grade market.

What factors helped and hurt the fund's results?

Asset allocation was the key driver of the fund's strong relative performance. The fund held an average allocation of approximately 18% of assets in high yield, which positioned it to capitalize on

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       4

"... the combination of accelerating growth, rising corporate earnings, and robust investor sentiment fueled relative strength for investment-grade corporate debt."
the strength of an area that is not represented in the comparative index. Within the investment-grade category, an emphasis on corporate bonds and securitized assets helped us take advantage of the positive returns for both asset classes. In the securitized space, the fund benefited from a tilt toward commercial mortgage-backed and asset-backed securities.
We funded the overweight allocations to high-yield bonds and the higher-yielding segments of the investment-grade market through an underweight in U.S. Treasuries. Whereas the index had an average weighting of over 50% in this area, the fund held an allocation of less than 5%. Given that Treasuries lagged, this aspect of our positioning provided a significant benefit.

QUALITY COMPOSITION AS OF 10/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       5

Security selection also made a robust contribution to the fund's results, albeit to a lesser extent than allocation. Selection in high yield was the largest contributor, led by a strong showing in the industrials sector. We also added value through selection in investment-grade corporates, where the fund generated the best results in the financials sector. Two of the top individual contributors were Ahern Rentals, Inc., a high-yield issuer whose bonds gained in price due to rising demand for large equipment, and Petrobras Global Finance BV, which was boosted by the revival in oil prices and fading concerns about a recent corruption scandal in Brazil.

Our use of leverage was a further contributor. In addition to increasing the portfolio's income, it allowed the fund to gain a larger benefit from positive market performance.

In a time of substantial outperformance, few aspects of the fund's positioning stood out as being significant detractors. The fund held a small weighting in agency MBS throughout much of the year, which was a slight drag on performance as the category came under pressure from the Fed's decision to shrink its balance sheet. Positions in certain individual securities also weighed on returns. For instance, bonds issued by Revlon, Inc. slid due to concerns about rising competition from Amazon.com, Inc. and other online retailers. Positions in Ingram Micro, Inc. and the Russian energy company Lukoil International Finance BV were also minor detractors. Nevertheless, we are satisfied with the overall results of our multifaceted approach, which combines bottom-up security selection with an emphasis on market segments with above-average yields.

How would you summarize your portfolio activity?

Although the fund was underweight in agency MBS for most of the year, the issue of changing Fed policy had largely been factored into prices by autumn. In our view, this created a more attractive value in the category than we had seen in some time. We therefore added to agency MBS and funded the move by reducing the allocation to corporate bonds, where yield spreads had moved to very narrow levels versus their historical average.

Similarly, we responded to the tightening of yield spreads in the high-yield space by gradually

COUNTRY COMPOSITION AS OF 10/31/17 (%)

United States	86.4
United Kingdom	2.6
Netherlands	2.1
France	1.9
Canada	1.3
Ireland	1.0
Other countries	4.7
TOTAL	100.0
As a percentage of total investments.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       6

moving up the quality spectrum in that portion of the portfolio. Even though the credit sectors offered less value as the year progressed, we continued to identify issuers with company-specific catalysts for outperformance. For example, we boosted the fund's exposure to the technology sector, an area that hasn't been a meaningful focus for us in the past. Broadcom Corp., Tech Data Corp., Autodesk, Inc., and VMware, Inc. were among the issuers added to the portfolio during the course of the year. We believe security selection—specifically, the identification of issues with the potential to benefit from an upgrade to their credit ratings—could emerge as a key driver of performance at a time when the overall market appears to have more limited upside potential.

What is your overall view on the investment backdrop?

Although we adopted a more defensive posture as the year progressed, we believe the overall investment picture remains stable. Specifically, we see the backdrop of improving economic growth, a measured pace of Fed monetary tightening, and investors' demand for yield supporting the returns of the credit sectors and dampening the relative performance of the more interest-rate-sensitive areas of the market. In addition, we anticipate that a fairly low-return environment for bonds should increase the importance of income in total return, a trend that should support the relative performance of higher-yielding securities.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       7

Fund’s investments
AS OF 10-31-17
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 27.7% (18.4% of Total investments)				$50,250,530
(Cost $48,794,157)
U.S. Government 7.4%				13,445,003
U.S. Treasury
Bond (A)	3.000	05-15-47	2,228,000	2,281,872
Note (A)	1.625	10-15-20	915,000	912,284
Note (A)	2.000	02-15-25	1,912,000	1,878,465
Note (A)(B)	2.250	08-15-27	6,537,000	6,464,480
Treasury Inflation Protected Security (A)	0.375	07-15-25	1,909,981	1,907,902
U.S. Government Agency 20.3%				36,805,527
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	715,243	721,878
30 Yr Pass Thru (C)	3.500	07-01-46	2,930,535	3,026,821
30 Yr Pass Thru (C)	3.500	10-01-46	832,008	860,645
30 Yr Pass Thru (C)	3.500	12-01-46	520,470	537,082
30 Yr Pass Thru (C)	4.000	06-01-47	2,881,244	3,055,877
30 Yr Pass Thru	4.500	09-01-41	1,384,663	1,491,311
Federal National Mortgage Association
30 Yr Pass Thru	3.000	12-01-42	2,491,986	2,512,474
30 Yr Pass Thru	3.000	07-01-43	755,615	760,883
30 Yr Pass Thru	3.500	12-01-42	3,722,507	3,845,686
30 Yr Pass Thru	3.500	01-01-43	2,809,369	2,919,890
30 Yr Pass Thru	3.500	04-01-45	1,359,347	1,403,479
30 Yr Pass Thru (C)	3.500	07-01-47	2,977,633	3,075,233
30 Yr Pass Thru (C)	3.500	11-01-47	1,125,000	1,162,227
30 Yr Pass Thru	4.000	10-01-40	291,606	309,360
30 Yr Pass Thru	4.000	09-01-41	3,168,670	3,352,004
30 Yr Pass Thru	4.000	10-01-41	1,414,467	1,499,038
30 Yr Pass Thru (C)	4.000	06-01-46	2,859,060	3,015,261
30 Yr Pass Thru	4.500	07-01-41	2,600,108	2,799,559
30 Yr Pass Thru	5.000	04-01-41	320,282	354,805

30 Yr Pass Thru	5.500	08-01-40	91,802	102,014
Foreign government obligations 0.7% (0.5% of Total investments)				$1,372,842
(Cost $1,161,802)
Argentina 0.7%				1,372,842
Provincia de Buenos Aires Bond (D)	7.875	06-15-27	390,000	432,315
Republic of Argentina
Bond (A)(B)	6.875	01-26-27	155,000	169,028
Bond (A)(B)	7.500	04-22-26	350,000	395,500

Bond (A)(B)	8.280	12-31-33	322,469	375,999
8	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 86.2% (57.3% of Total investments)				$156,353,170
(Cost $151,700,958)
Consumer discretionary 10.6%				19,279,729
Auto components 0.5%
Lear Corp.	5.250	01-15-25	273,000	292,533
Nemak SAB de CV (D)	5.500	02-28-23	306,000	314,048
ZF North America Capital, Inc. (D)	4.750	04-29-25	280,000	294,350
Automobiles 1.6%
Ford Motor Company (A)(B)	4.750	01-15-43	145,000	143,212
Ford Motor Credit Company LLC (A)	5.875	08-02-21	928,000	1,032,949
General Motors Company (A)	4.200	10-01-27	133,000	135,455
General Motors Company (A)	4.875	10-02-23	507,000	552,684
General Motors Financial Company, Inc. (A)	4.000	01-15-25	560,000	573,636
General Motors Financial Company, Inc. (A)(B)	4.300	07-13-25	444,000	460,100
Diversified consumer services 0.2%
Laureate Education, Inc. (D)	8.250	05-01-25	170,000	182,963
Service Corp. International	5.375	05-15-24	240,000	253,200
Hotels, restaurants and leisure 1.0%
CCM Merger, Inc. (D)	6.000	03-15-22	195,000	202,800
Chester Downs & Marina LLC (D)	9.250	02-01-20	280,000	285,600
Eldorado Resorts, Inc.	7.000	08-01-23	130,000	140,400
GLP Capital LP	5.375	04-15-26	255,000	276,038
Hilton Grand Vacations Borrower LLC (D)	6.125	12-01-24	130,000	142,675
International Game Technology PLC (D)	6.500	02-15-25	225,000	252,563
Jacobs Entertainment, Inc. (D)	7.875	02-01-24	124,000	133,920
Mohegan Gaming & Entertainment (A)(B)(D)	7.875	10-15-24	310,000	330,150
Waterford Gaming LLC (D)(E)(F)	8.625	09-15-14	99,739	0
Household durables 0.2%
Beazer Homes USA, Inc. (A)(B)	8.750	03-15-22	370,000	411,144
Internet and direct marketing retail 2.1%
Amazon.com, Inc. (A)(B)(D)	3.150	08-22-27	660,000	663,900
Amazon.com, Inc. (A)(D)	4.050	08-22-47	653,000	673,710
Expedia, Inc. (D)	3.800	02-15-28	582,000	566,177
Expedia, Inc.	5.000	02-15-26	705,000	763,329
QVC, Inc. (A)(B)	4.375	03-15-23	325,000	338,505
QVC, Inc.	5.125	07-02-22	255,000	273,305
QVC, Inc.	5.450	08-15-34	315,000	313,512
The Priceline Group, Inc. (A)	2.750	03-15-23	280,000	279,673
Leisure products 0.2%
Vista Outdoor, Inc. (A)(B)	5.875	10-01-23	255,000	263,288
Media 4.4%
21st Century Fox America, Inc.	7.750	01-20-24	1,020,000	1,255,782
Altice Financing SA (D)	6.625	02-15-23	375,000	395,288
AMC Entertainment Holdings, Inc. (A)(B)	6.125	05-15-27	320,000	316,800
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	9

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Cengage Learning, Inc. (A)(B)(D)	9.500	06-15-24	265,000	$238,831
Charter Communications Operating LLC (D)	4.200	03-15-28	580,000	574,017
Charter Communications Operating LLC	6.484	10-23-45	606,000	698,647
Clear Channel Worldwide Holdings, Inc. (A)(B)	6.500	11-15-22	289,000	299,115
Lions Gate Entertainment Corp. (A)(B)(D)	5.875	11-01-24	147,000	155,820
McGraw-Hill Global Education Holdings LLC (A)(B)(D)	7.875	05-15-24	195,000	196,219
MDC Partners, Inc. (D)	6.500	05-01-24	270,000	275,400
Midcontinent Communications (D)	6.875	08-15-23	140,000	150,150
Myriad International Holdings BV (D)	5.500	07-21-25	400,000	433,412
National CineMedia LLC	6.000	04-15-22	109,000	111,180
Sinclair Television Group, Inc. (A)(B)(D)	5.625	08-01-24	335,000	340,025
Sirius XM Radio, Inc. (A)(B)(D)	3.875	08-01-22	102,000	103,913
Sirius XM Radio, Inc. (D)	5.000	08-01-27	226,000	227,978
Sirius XM Radio, Inc. (D)	5.375	04-15-25	265,000	279,244
Sirius XM Radio, Inc. (A)(B)(D)	5.375	07-15-26	375,000	395,156
Time Warner Cable LLC	8.250	04-01-19	375,000	406,227
Time Warner, Inc. (A)	3.800	02-15-27	370,000	369,900
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%) (A)(B)	6.250	02-28-57	260,000	257,868
WMG Acquisition Corp. (D)	4.875	11-01-24	165,000	169,950
WMG Acquisition Corp. (D)	6.750	04-15-22	310,000	326,585
Multiline retail 0.2%
Macy's Retail Holdings, Inc. (A)(B)	3.625	06-01-24	379,000	353,602
Specialty retail 0.2%
L Brands, Inc.	6.625	04-01-21	245,000	269,806
L Brands, Inc.	6.875	11-01-35	134,000	132,995
Consumer staples 2.7%				4,891,755
Beverages 1.3%
Anheuser-Busch InBev Finance, Inc. (A)	4.900	02-01-46	880,000	987,718
Coca-Cola European Partners US LLC (A)	4.500	09-01-21	1,000,000	1,067,652
Molson Coors Brewing Company	3.000	07-15-26	390,000	379,787
Food and staples retailing 0.5%
CVS Health Corp. (A)	2.875	06-01-26	255,000	242,857
CVS Health Corp. (A)	5.125	07-20-45	510,000	569,483
Simmons Foods, Inc. (D)	5.750	11-01-24	120,000	120,564
Food products 0.5%
Bunge, Ltd. Finance Corp. (A)(B)	8.500	06-15-19	389,000	427,232
Kraft Heinz Foods Company (A)(D)	4.875	02-15-25	221,000	236,366
Kraft Heinz Foods Company (A)(B)	5.200	07-15-45	165,000	179,794
Household products 0.1%
Kronos Acquisition Holdings, Inc. (D)	9.000	08-15-23	214,000	206,189
10	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Personal products 0.2%
Revlon Consumer Products Corp. (A)(B)	5.750	02-15-21	190,000	$162,925
Revlon Consumer Products Corp. (A)(B)	6.250	08-01-24	225,000	165,938
Tobacco 0.1%
Vector Group, Ltd. (D)	6.125	02-01-25	140,000	145,250
Energy 10.6%				19,284,436
Energy equipment and services 0.1%
Antero Midstream Partners LP	5.375	09-15-24	275,000	286,688
Oil, gas and consumable fuels 10.5%
Andeavor Logistics LP	5.250	01-15-25	140,000	150,500
Andeavor Logistics LP	6.125	10-15-21	400,000	413,000
Andeavor Logistics LP	6.375	05-01-24	265,000	290,175
Boardwalk Pipelines LP (A)	4.450	07-15-27	196,000	200,936
Cenovus Energy, Inc.	4.450	09-15-42	380,000	346,605
Cheniere Corpus Christi Holdings LLC (D)	5.125	06-30-27	130,000	134,063
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	160,000	173,200
Cimarex Energy Company (A)	4.375	06-01-24	235,000	250,478
Colorado Interstate Gas Company LLC (A)(D)	4.150	08-15-26	233,000	234,141
Columbia Pipeline Group, Inc. (A)(B)	4.500	06-01-25	540,000	581,110
Continental Resources, Inc. (A)(B)	5.000	09-15-22	548,000	554,165
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	370,000	351,963
DCP Midstream Operating LP (D)	9.750	03-15-19	405,000	441,450
Enbridge Energy Partners LP (A)(B)	4.375	10-15-20	395,000	414,845
Enbridge Energy Partners LP (3 month LIBOR + 3.798%) (G)	5.132	10-01-77	265,000	263,675
Energy Transfer Equity LP	5.875	01-15-24	199,000	215,915
Energy Transfer LP (A)(B)	4.200	04-15-27	130,000	131,513
Energy Transfer LP (A)	5.000	10-01-22	95,000	102,529
Energy Transfer LP (A)	5.150	03-15-45	345,000	336,763
Energy Transfer LP (A)	5.875	03-01-22	90,000	99,634
Energy Transfer LP (A)	9.700	03-15-19	425,000	466,611
EnLink Midstream Partners LP	4.850	07-15-26	310,000	326,519
Enterprise Products Operating LLC (3 month LIBOR + 3.708%) (A)(G)	5.018	08-01-66	440,000	439,450
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) (A)(B)	5.250	08-16-77	491,000	504,503
Gulfport Energy Corp. (A)(B)	6.000	10-15-24	80,000	80,000
Kerr-McGee Corp.	6.950	07-01-24	1,035,000	1,231,479
Kinder Morgan Energy Partners LP (A)	3.500	03-01-21	500,000	514,289
Kinder Morgan Energy Partners LP (A)	7.750	03-15-32	195,000	249,542
Lukoil International Finance BV (D)	3.416	04-24-18	675,000	677,719
Murphy Oil Corp.	5.750	08-15-25	155,000	160,038
Newfield Exploration Company (A)(B)	5.625	07-01-24	139,000	150,294
Newfield Exploration Company (A)(B)	5.750	01-30-22	115,000	123,625
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	11

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ONEOK Partners LP	5.000	09-15-23	162,000	$176,398
Petrobras Global Finance BV (A)(B)	5.625	05-20-43	481,000	432,179
Petrobras Global Finance BV	7.375	01-17-27	545,000	604,950
Petro-Canada (A)	9.250	10-15-21	1,000,000	1,244,139
Petroleos Mexicanos (A)(B)	4.875	01-24-22	325,000	337,968
Petroleos Mexicanos (D)	5.375	03-13-22	85,000	90,177
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (A)(B)(H)	6.125	11-15-22	225,000	229,343
Resolute Energy Corp.	8.500	05-01-20	227,000	230,405
Sabine Pass Liquefaction LLC (A)(B)	4.200	03-15-28	261,000	266,217
Sabine Pass Liquefaction LLC	5.000	03-15-27	245,000	263,576
Sabine Pass Liquefaction LLC (A)(B)	5.750	05-15-24	425,000	476,037
Sunoco Logistics Partners Operations LP	3.900	07-15-26	460,000	457,497
Sunoco Logistics Partners Operations LP	4.400	04-01-21	377,000	396,411
Tallgrass Energy Partners LP (D)	5.500	09-15-24	130,000	134,388
Tapstone Energy LLC (D)	9.750	06-01-22	105,000	94,238
Teekay Offshore Partners LP	6.000	07-30-19	460,000	460,000
The Williams Companies, Inc. (A)(B)	4.550	06-24-24	525,000	548,625
The Williams Companies, Inc. (A)(B)	5.750	06-24-44	315,000	333,900
Williams Partners LP	3.750	06-15-27	355,000	356,105
Williams Partners LP	4.875	03-15-24	690,000	723,596
WPX Energy, Inc.	5.250	09-15-24	100,000	100,375
YPF SA (A)(B)(D)	8.500	07-28-25	370,000	430,495
Financials 25.3%				45,853,924
Banks 13.3%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (A)(B)(D)(H)	6.750	06-15-26	200,000	229,780
Bank of America Corp. (A)	3.950	04-21-25	425,000	438,234
Bank of America Corp. (A)	4.200	08-26-24	170,000	179,512
Bank of America Corp. (A)	4.250	10-22-26	315,000	330,937
Bank of America Corp. (A)	4.450	03-03-26	580,000	616,911
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (A)(B)(H)	6.300	03-10-26	610,000	694,961
BankUnited, Inc.	4.875	11-17-25	455,000	482,767
Barclays Bank PLC (A)(D)	10.179	06-12-21	475,000	586,500
Barclays PLC (A)(B)	4.375	01-12-26	340,000	356,255
BPCE SA (A)(D)	4.500	03-15-25	475,000	495,945
BPCE SA (A)(D)	5.700	10-22-23	1,145,000	1,278,368
Citigroup, Inc. (A)	4.600	03-09-26	430,000	458,287
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (H)	5.875	03-27-20	630,000	659,547
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (A)(B)(H)	6.250	08-15-26	525,000	597,844
12	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Commerzbank AG (D)	8.125	09-19-23	350,000	$425,364
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (A)(D)(H)	11.000	06-30-19	1,000,000	1,135,000
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(H)	7.875	01-23-24	600,000	683,250
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (A)(B)(D)	8.125	09-19-33	250,000	262,500
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (A)(B)(H)	5.100	06-30-23	420,000	429,450
HBOS PLC (A)(D)	6.750	05-21-18	825,000	846,282
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (A)(H)	6.375	09-17-24	200,000	217,250
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (A)(B)(H)	6.875	06-01-21	340,000	374,425
ING Bank NV (A)(D)	5.800	09-25-23	1,000,000	1,138,916
JPMorgan Chase & Co. (A)	3.200	06-15-26	410,000	409,578
JPMorgan Chase & Co. (A)(B)	4.625	05-10-21	720,000	774,183
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (A)(H)	5.300	05-01-20	465,000	488,901
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (A)(B)(H)	6.750	02-01-24	805,000	922,731
Lloyds Banking Group PLC (A)(B)	4.650	03-24-26	880,000	934,149
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (H)	7.500	06-27-24	385,000	439,381
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (H)	5.125	11-01-26	345,000	368,115
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (A)(G)	1.956	12-01-21	485,000	481,385
Popular, Inc.	7.000	07-01-19	260,000	265,200
Santander Holdings USA, Inc.	2.700	05-24-19	200,000	201,531
Santander Holdings USA, Inc. (A)(B)(D)	3.700	03-28-22	375,000	383,632
Santander UK Group Holdings PLC (D)	4.750	09-15-25	365,000	382,151
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (D)(H)	7.375	09-13-21	340,000	375,700
Societe Generale SA (8.000% to 9-29-25, then 5 Year U.S. ISDAFIX + 5.873%) (A)(B)(D)(H)	8.000	09-29-25	420,000	490,350
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (H)	8.250	11-29-18	385,000	407,628
Synovus Financial Corp.	7.875	02-15-19	255,000	274,125
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (H)	4.850	06-01-23	335,000	346,725
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (H)	6.750	08-01-21	520,000	585,000
The Royal Bank of Scotland Group PLC	3.875	09-12-23	480,000	492,202
The Royal Bank of Scotland Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (A)(B)(H)	8.000	08-10-25	200,000	228,640
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (H)	8.625	08-15-21	200,000	$226,480
Wells Fargo & Company (A)	4.650	11-04-44	255,000	273,682
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (A)(B)(H)	5.875	06-15-25	975,000	1,090,050
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (A)(H)	7.980	03-15-18	370,000	377,604
Capital markets 3.6%
Ares Capital Corp. (A)(B)	3.875	01-15-20	430,000	440,628
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (D)(H)	7.500	12-11-23	295,000	342,938
FS Investment Corp. (A)	4.000	07-15-19	435,000	442,222
FS Investment Corp. (A)	4.250	01-15-20	290,000	296,435
Jefferies Group LLC (A)(B)	4.850	01-15-27	422,000	448,446
Jefferies Group LLC (A)(B)	8.500	07-15-19	235,000	258,125
Macquarie Bank, Ltd. (D)	4.875	06-10-25	520,000	551,914
Morgan Stanley (A)	3.875	01-27-26	400,000	417,073
Morgan Stanley (A)	5.500	01-26-20	450,000	482,119
Morgan Stanley (A)	7.300	05-13-19	895,000	964,380
S&P Global, Inc. (A)	4.400	02-15-26	340,000	367,342
Stifel Financial Corp. (A)(B)	4.250	07-18-24	315,000	322,803
The Goldman Sachs Group, Inc. (A)	3.850	01-26-27	685,000	700,834
UBS Group Funding Switzerland AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (D)	2.859	08-15-23	550,000	549,082
Consumer finance 2.7%
Ally Financial, Inc.	3.250	11-05-18	325,000	327,454
Ally Financial, Inc. (A)(B)	5.125	09-30-24	645,000	706,275
Capital One Financial Corp. (A)	3.500	06-15-23	1,100,000	1,127,907
Capital One Financial Corp. (A)(B)	3.750	07-28-26	570,000	566,784
Capital One Financial Corp. (A)	4.200	10-29-25	440,000	453,634
Credit Acceptance Corp.	6.125	02-15-21	395,000	401,913
Credito Real SAB de CV (D)	7.250	07-20-23	200,000	210,400
Discover Financial Services	3.950	11-06-24	458,000	472,032
Discover Financial Services	4.100	02-09-27	167,000	171,279
Discover Financial Services	5.200	04-27-22	85,000	92,528
Enova International, Inc.	9.750	06-01-21	269,000	286,485
Diversified financial services 1.2%
ASP AMC Merger Sub, Inc. (D)	8.000	05-15-25	205,000	198,338
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (D)	6.125	11-30-21	136,681	141,192
Exela Intermediate LLC (D)	10.000	07-15-23	135,000	129,263
Leucadia National Corp.	5.500	10-18-23	655,000	696,998
NewStar Financial, Inc.	7.250	05-01-20	435,000	452,400
Trident Merger Sub, Inc. (D)	6.625	11-01-25	85,000	84,550
14	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	419,000	$442,380
Insurance 3.3%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	435,000	459,469
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (A)(D)(H)	6.379	12-14-36	240,000	277,200
AXA SA (A)(B)	8.600	12-15-30	175,000	252,000
Brighthouse Financial, Inc. (A)(D)	3.700	06-22-27	595,000	585,666
CNO Financial Group, Inc.	5.250	05-30-25	450,000	478,125
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (D)	7.800	03-07-87	705,000	893,588
MetLife, Inc. (A)	6.400	12-15-66	355,000	409,581
MetLife, Inc. (A)(D)	9.250	04-08-68	315,000	468,169
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (D)	5.100	10-16-44	365,000	391,006
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (A)	5.875	09-15-42	677,000	746,731
Teachers Insurance & Annuity Association of America (A)(D)	4.270	05-15-47	430,000	444,698
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%) (A)	8.125	06-15-68	540,000	558,900
Thrifts and mortgage finance 1.2%
Flagstar Bancorp, Inc.	6.125	07-15-21	255,000	270,567
Ladder Capital Finance Holdings LLLP (D)	5.250	03-15-22	95,000	98,325
Ladder Capital Finance Holdings LLLP (D)	5.250	10-01-25	148,000	147,445
MGIC Investment Corp.	5.750	08-15-23	99,000	108,900
Nationstar Mortgage LLC	6.500	07-01-21	295,000	299,425
Nationstar Mortgage LLC	7.875	10-01-20	240,000	245,400
Quicken Loans, Inc. (D)	5.750	05-01-25	550,000	583,000
Radian Group, Inc.	5.250	06-15-20	99,000	105,683
Radian Group, Inc.	7.000	03-15-21	155,000	175,925
Stearns Holdings LLC (D)	9.375	08-15-20	164,000	170,560
Health care 4.2%				7,556,635
Biotechnology 0.6%
AbbVie, Inc. (A)	3.600	05-14-25	420,000	431,715
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	625,000	609,268
Health care equipment and supplies 0.2%
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	277,000	281,787
Health care providers and services 2.3%
Community Health Systems, Inc. (A)(B)	5.125	08-01-21	280,000	271,600
Community Health Systems, Inc. (A)(B)	8.000	11-15-19	215,000	204,788
DaVita, Inc.	5.000	05-01-25	315,000	310,275
Express Scripts Holding Company (A)	4.750	11-15-21	1,000,000	1,079,854
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc. (A)(B)	5.250	04-15-25	375,000	$399,375
HCA, Inc.	5.250	06-15-26	320,000	340,400
HCA, Inc.	7.500	02-15-22	300,000	340,500
MEDNAX, Inc. (A)(B)(D)	5.250	12-01-23	260,000	270,400
Select Medical Corp.	6.375	06-01-21	360,000	370,350
Team Health Holdings, Inc. (A)(B)(D)	6.375	02-01-25	60,000	55,200
Universal Health Services, Inc. (D)	4.750	08-01-22	240,000	247,800
Universal Health Services, Inc. (D)	5.000	06-01-26	309,000	327,926
Life sciences tools and services 0.1%
Quintiles IMS, Inc. (D)	4.875	05-15-23	260,000	270,400
Pharmaceuticals 1.0%
Allergan Funding SCS (A)	3.800	03-15-25	1,000,000	1,023,504
Mylan NV (A)(B)	3.950	06-15-26	407,000	406,493
Valeant Pharmaceuticals International, Inc. (A)(B)(D)	6.125	04-15-25	375,000	315,000
Industrials 10.6%				19,263,411
Aerospace and defense 0.9%
Huntington Ingalls Industries, Inc. (A)(B)(D)	5.000	12-15-21	350,000	359,188
Huntington Ingalls Industries, Inc. (A)(D)	5.000	11-15-25	250,000	270,795
Lockheed Martin Corp. (A)	2.900	03-01-25	386,000	385,801
Lockheed Martin Corp. (A)(B)	4.700	05-15-46	295,000	334,600
Textron, Inc. (A)	7.250	10-01-19	240,000	262,273
Air freight and logistics 0.2%
XPO Logistics, Inc. (A)(B)(D)	6.500	06-15-22	425,000	446,327
Airlines 4.3%
Air Canada 2013-1 Class C Pass Through Trust (D)	6.625	05-15-18	310,000	317,363
America West Airlines 2000-1 Pass Through Trust	8.057	01-02-22	73,849	83,080
American Airlines 2001-1 Class A-1 Pass Through Trust	6.977	11-23-22	121,304	128,279
American Airlines 2011-1 Class B Pass Through Trust (D)	7.000	07-31-19	468,993	474,715
American Airlines 2013-2 Class A Pass Through Trust (A)	4.950	07-15-24	335,561	358,698
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	508,238	510,144
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	180,742	188,876
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	195,000	203,531
American Airlines 2017-1 Class AA Pass Through Trust (A)	3.650	08-15-30	300,000	309,750
American Airlines 2017-2 Class A Pass Through Trust (A)	3.600	04-15-31	168,000	171,812
Azul Investments LLP (A)(B)(D)	5.875	10-26-24	95,000	94,668
British Airways 2013-1 Class A Pass Through Trust (A)(D)	4.625	06-20-24	527,584	565,623
16	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
British Airways 2013-1 Class B Pass Through Trust (D)	5.625	12-20-21	125,279	$130,516
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	20,136	20,186
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	92,853	96,103
Continental Airlines 2000-2 Class B Pass Through Trust	8.307	10-02-19	22,108	22,673
Continental Airlines 2007-1 Class A Pass Through Trust (A)	5.983	10-19-23	406,204	449,225
Continental Airlines 2012-1 Class B Pass Through Trust	6.250	10-11-21	130,539	138,208
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	517,632	579,748
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	88,192	90,574
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	166,909	173,802
Delta Air Lines, Inc.	3.625	03-15-22	476,000	489,064
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	297,719	324,514
United Airlines 2014-2 Class A Pass Through Trust (A)	3.750	03-03-28	429,369	443,324
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	409,631	424,542
United Airlines 2016-1 Class A Pass Through Trust (A)	3.450	01-07-30	280,000	284,900
United Airlines 2016-1 Class B Pass Through Trust (C)	3.650	01-07-26	153,000	152,939
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	307,594	343,736
US Airways 2012-1 Class A Pass Through Trust (A)	5.900	04-01-26	239,863	270,004
Building products 1.1%
Builders FirstSource, Inc. (D)	10.750	08-15-23	215,000	244,563
Masco Corp. (A)(B)	4.375	04-01-26	255,000	271,144
Masco Corp.	4.450	04-01-25	275,000	293,986
Owens Corning	4.200	12-15-22	1,095,000	1,159,535
Commercial services and supplies 0.3%
LSC Communications, Inc. (D)	8.750	10-15-23	290,000	297,975
Prime Security Services Borrower LLC (D)	9.250	05-15-23	255,000	282,591
Tervita Escrow Corp. (D)	7.625	12-01-21	60,000	60,750
Construction and engineering 0.3%
AECOM	5.125	03-15-27	415,000	426,931
Tutor Perini Corp. (A)(B)(D)	6.875	05-01-25	88,000	94,930
Electrical equipment 0.1%
EnerSys (D)	5.000	04-30-23	95,000	99,631
Machinery 0.1%
Neovia Logistics Services LLC (D)	8.875	08-01-20	215,000	180,600
Metals and mining 0.2%
Arconic, Inc.	5.125	10-01-24	390,000	418,560
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Professional services 0.6%
Equifax, Inc. (A)	3.250	06-01-26	95,000	$89,567
Equifax, Inc. (A)	7.000	07-01-37	80,000	97,842
IHS Markit, Ltd. (D)	4.750	02-15-25	110,000	116,325
IHS Markit, Ltd. (D)	5.000	11-01-22	152,000	163,400
Verisk Analytics, Inc.	4.000	06-15-25	544,000	569,599
Trading companies and distributors 2.5%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (D)	6.500	06-15-45	350,000	381,500
AerCap Ireland Capital DAC (A)	4.625	10-30-20	435,000	461,967
AerCap Ireland Capital DAC (A)	5.000	10-01-21	373,000	403,153
Ahern Rentals, Inc. (D)	7.375	05-15-23	395,000	361,425
Air Lease Corp. (A)(B)	3.375	01-15-19	170,000	172,675
Aircastle, Ltd.	5.000	04-01-23	620,000	655,650
Aircastle, Ltd.	5.500	02-15-22	215,000	231,125
Aircastle, Ltd.	6.250	12-01-19	195,000	208,650
Aircastle, Ltd.	7.625	04-15-20	160,000	177,200
H&E Equipment Services, Inc. (D)	5.625	09-01-25	90,000	95,063
International Lease Finance Corp. (A)	5.875	04-01-19	240,000	252,370
International Lease Finance Corp. (A)(D)	7.125	09-01-18	290,000	302,108
United Rentals North America, Inc. (A)(B)	4.875	01-15-28	328,000	329,640
United Rentals North America, Inc. (A)(B)	5.500	07-15-25	260,000	277,875
United Rentals North America, Inc.	5.750	11-15-24	175,000	185,500
Information technology 5.6%				10,109,309
Communications equipment 0.4%
Nokia OYJ	4.375	06-12-27	150,000	150,000
Telefonaktiebolaget LM Ericsson (A)(B)	4.125	05-15-22	545,000	548,604
Electronic equipment, instruments and components 1.3%
CDW LLC	5.000	09-01-25	47,000	49,174
Ingram Micro, Inc.	5.450	12-15-24	365,000	373,080
Jabil, Inc.	4.700	09-15-22	700,000	742,000
Keysight Technologies, Inc. (A)(B)	4.600	04-06-27	255,000	272,358
Tech Data Corp. (A)(B)	4.950	02-15-27	601,000	631,016
Zebra Technologies Corp. (A)(B)	7.250	10-15-22	167,000	176,394
Internet software and services 0.4%
Match Group, Inc.	6.375	06-01-24	260,000	282,425
VeriSign, Inc.	4.750	07-15-27	145,000	149,894
VeriSign, Inc.	5.250	04-01-25	270,000	293,625
IT services 0.1%
Sixsigma Networks Mexico SA de CV (D)	8.250	11-07-21	200,000	210,500
Semiconductors and semiconductor equipment 0.5%
Micron Technology, Inc. (A)(B)	7.500	09-15-23	250,000	276,875
NXP BV (D)	4.625	06-01-23	645,000	694,988
18	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software 2.1%
Activision Blizzard, Inc. (A)	3.400	09-15-26	400,000	$406,727
Activision Blizzard, Inc. (A)(D)	6.125	09-15-23	365,000	389,060
Autodesk, Inc. (A)	3.500	06-15-27	410,000	408,663
CA, Inc. (A)	3.600	08-15-22	355,000	363,977
CA, Inc. (A)(B)	4.700	03-15-27	281,000	296,400
Electronic Arts, Inc. (A)(B)	4.800	03-01-26	558,000	615,854
j2 Cloud Services LLC (D)	6.000	07-15-25	119,000	125,248
Microsoft Corp. (A)	4.450	11-03-45	535,000	606,454
Open Text Corp. (D)	5.875	06-01-26	265,000	287,194
VMware, Inc. (A)(B)	2.950	08-21-22	320,000	320,746
Technology hardware, storage and peripherals 0.8%
Dell International LLC (A)(B)(D)	6.020	06-15-26	825,000	920,945
Dell International LLC (A)(B)(D)	7.125	06-15-24	85,000	93,817
Dell International LLC (A)(D)	8.350	07-15-46	255,000	330,253
NCR Corp.	5.875	12-15-21	90,000	93,038
Materials 2.8%				5,097,076
Chemicals 1.4%
Braskem Finance, Ltd. (D)	7.000	05-07-20	515,000	566,500
Braskem Netherlands Finance BV (D)	4.500	01-10-28	340,000	338,096
Cydsa SAB de CV (A)(B)(D)	6.250	10-04-27	230,000	227,988
NOVA Chemicals Corp. (D)	5.000	05-01-25	535,000	541,688
Platform Specialty Products Corp. (D)	6.500	02-01-22	427,000	442,479
The Chemours Company	6.625	05-15-23	456,000	483,360
Construction materials 0.3%
Cemex SAB de CV (D)	6.125	05-05-25	360,000	383,940
U.S. Concrete, Inc.	6.375	06-01-24	145,000	155,875
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (D)	6.000	02-15-25	215,000	228,169
Cascades, Inc. (D)	5.500	07-15-22	233,000	239,990
Metals and mining 0.7%
Anglo American Capital PLC (A)(D)	4.750	04-10-27	270,000	285,397
Commercial Metals Company	5.375	07-15-27	82,000	84,665
Novelis Corp. (A)(B)(D)	5.875	09-30-26	95,000	97,909
Vale Overseas, Ltd. (A)(B)	6.250	08-10-26	248,000	285,701
Vedanta Resources PLC (D)	6.125	08-09-24	200,000	204,050
Vedanta Resources PLC (A)(B)(D)	6.375	07-30-22	240,000	251,088
Paper and forest products 0.1%
Norbord, Inc. (D)	6.250	04-15-23	255,000	280,181
Real estate 3.2%				5,741,576
Equity real estate investment trusts 3.2%
American Tower Corp. (A)	3.400	02-15-19	305,000	310,194
American Tower Corp. (A)(B)	3.550	07-15-27	575,000	572,324
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	19

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
American Tower Corp. (A)	4.700	03-15-22	400,000	$431,442
Crown Castle Towers LLC (A)(D)	4.883	08-15-40	710,000	749,598
Crown Castle Towers LLC (A)(D)	6.113	01-15-40	451,000	479,797
Equinix, Inc.	5.375	05-15-27	205,000	219,606
Iron Mountain, Inc. (D)	4.875	09-15-27	165,000	167,888
Iron Mountain, Inc. (A)(B)	5.750	08-15-24	395,000	404,875
Iron Mountain, Inc.	6.000	08-15-23	440,000	463,100
Omega Healthcare Investors, Inc. (A)(B)	4.500	01-15-25	295,000	298,908
Omega Healthcare Investors, Inc. (A)(B)	4.950	04-01-24	309,000	326,227
Omega Healthcare Investors, Inc.	5.250	01-15-26	180,000	189,560
Ventas Realty LP (A)(B)	3.500	02-01-25	575,000	577,569
VEREIT Operating Partnership LP	4.600	02-06-24	523,000	550,488
Telecommunication services 4.5%				8,264,247
Diversified telecommunication services 3.4%
AT&T, Inc. (A)(B)	3.875	08-15-21	800,000	842,259
AT&T, Inc. (A)(B)	3.900	08-14-27	450,000	447,944
AT&T, Inc. (A)	4.750	05-15-46	287,000	270,387
AT&T, Inc. (A)	5.450	03-01-47	770,000	803,636
Cincinnati Bell, Inc. (D)	7.000	07-15-24	235,000	234,413
GCI, Inc.	6.875	04-15-25	265,000	286,863
Liquid Telecommunications Financing PLC (D)	8.500	07-13-22	205,000	218,368
Radiate Holdco LLC (D)	6.625	02-15-25	245,000	240,713
Sprint Spectrum Company LLC (A)(D)	3.360	03-20-23	260,000	263,770
Telecom Italia Capital SA	7.200	07-18-36	365,000	452,235
Verizon Communications, Inc. (A)	4.400	11-01-34	260,000	261,573
Verizon Communications, Inc. (A)	4.672	03-15-55	295,000	280,126
Verizon Communications, Inc. (A)(B)	4.862	08-21-46	830,000	836,907
Verizon Communications, Inc. (A)	5.012	08-21-54	255,000	254,399
West Corp. (A)(B)(D)	8.500	10-15-25	125,000	122,266
Windstream Services LLC	7.750	10-15-20	219,000	196,005
Zayo Group LLC (D)	5.750	01-15-27	125,000	131,719
Wireless telecommunication services 1.1%
C&W Senior Financing Designated Activity Company (D)	6.875	09-15-27	270,000	282,150
CC Holdings GS V LLC (A)	3.849	04-15-23	350,000	363,498
Digicel Group, Ltd. (D)	8.250	09-30-20	385,000	380,669
Digicel, Ltd. (A)(B)(D)	6.750	03-01-23	295,000	291,681
MTN Mauritius Investments, Ltd. (A)(B)(D)	4.755	11-11-24	225,000	222,469
Sprint Capital Corp.	6.875	11-15-28	305,000	325,397
T-Mobile USA, Inc.	6.125	01-15-22	245,000	254,800
Utilities 6.1%				11,011,072
Electric utilities 3.1%
Abengoa Transmision Sur SA (D)	6.875	04-30-43	249,050	274,266
20	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Broadcom Corp. (A)(D)	3.875	01-15-27	594,000	$611,080
Duke Energy Corp. (A)	3.550	09-15-21	1,000,000	1,041,415
Electricite de France SA (A)(B)(D)	3.625	10-13-25	260,000	267,652
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (A)(B)(D)(H)	5.250	01-29-23	485,000	505,006
Emera US Finance LP (A)(B)	3.550	06-15-26	210,000	211,981
Empresa Electrica Angamos SA (D)	4.875	05-25-29	360,000	361,123
Exelon Generation Company LLC (A)	4.000	10-01-20	1,000,000	1,044,908
FPL Energy National Wind LLC (D)	5.608	03-10-24	48,811	49,117
Israel Electric Corp., Ltd. (D)	5.625	06-21-18	420,000	428,442
NextEra Energy Capital Holdings, Inc. (A)	3.550	05-01-27	490,000	505,634
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (H)	6.250	02-01-22	320,000	361,200
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25	183,000	187,118
Independent power and renewable electricity producers 1.3%
Greenko Dutch BV (D)	4.875	07-24-22	310,000	315,450
IPALCO Enterprises, Inc. (D)	3.700	09-01-24	60,000	60,149
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	110,000	110,688
NRG Energy, Inc.	6.250	05-01-24	585,000	620,100
NRG Energy, Inc. (A)(B)	6.625	01-15-27	305,000	324,825
NRG Yield Operating LLC	5.375	08-15-24	760,000	792,300
Multi-utilities 1.6%
Berkshire Hathaway Energy Company (A)	8.480	09-15-28	550,000	806,445
CMS Energy Corp. (A)(B)	5.050	03-15-22	1,000,000	1,097,420
Dominion Energy, Inc. (A)	3.625	12-01-24	1,000,000	1,034,753
Convertible bonds 0.2% (0.1% of Total investments)				$290,000
(Cost $288,474)
Utilities 0.2%				290,000
Independent power and renewable electricity producers 0.2%

NRG Yield, Inc. (D)	3.250	06-01-20	290,000	290,000
Capital preferred securities (I) 0.4% (0.3% of Total investments)				$754,671
(Cost $626,355)
Financials 0.4%				754,671
Banks 0.2%
BAC Capital Trust XIV, Series G (Greater of 3 month LIBOR + 0.400% or 4.000%) (G)(H)	4.000	11-17-17	420,000	375,900
Capital markets 0.2%

State Street Corp. (3 month LIBOR + 1.000%) (A)(G)	2.320	06-01-77	415,000	378,771
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	21

	Rate (%)	Maturity date	Par value^	Value

Term loans (J) 0.2% (0.1% of Total investments)				$289,375
(Cost $289,998)
Financials 0.1%				149,715
Capital markets 0.1%
LSF9 Atlantis Holdings LLC (1 month LIBOR + 6.000%)	7.235	05-01-23	149,063	149,715
Industrials 0.1%				139,660
Aerospace and defense 0.1%

WP CPP Holdings LLC (1 and 3 month LIBOR + 3.500%)	4.881	12-28-19	142,875	139,660
Collateralized mortgage obligations 20.8% (13.8% of Total investments)				$37,629,216
(Cost $36,124,013)
Commercial and residential 18.3%				33,212,360
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (1 month LIBOR + 0.440%) (G)	1.677	06-25-45	390,351	384,285
Americold LLC Series 2010-ARTA, Class D (D)	7.443	01-14-29	605,000	669,484
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class C (D)(G)	3.596	04-14-33	490,000	500,818
Series 2015-200P, Class F (D)(G)	3.596	04-14-33	415,000	402,377
BBCMS Trust
Series 2015-MSQ, Class D (D)(G)	3.990	09-15-32	480,000	479,637
Series 2015-SRCH, Class D (D)(G)	4.957	08-10-35	370,000	391,796
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (G)	3.389	03-25-35	46,078	125,774
Series 2005-2, Class A1 (1 Year CMT + 2.450%) (G)	3.260	03-25-35	189,504	191,362
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (1 month LIBOR + 0.560%) (G)	1.798	07-25-35	194,183	191,595
Series 2005-7, Class 11A1 (1 month LIBOR + 0.540%) (G)	1.778	08-25-35	368,341	361,676
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (1 month LIBOR + 3.000%) (D)(G)	4.238	07-05-33	620,000	624,546
BWAY Mortgage Trust
Series 2013-1515, Class F (D)(G)	3.927	03-10-33	595,000	586,494
Series 2015-1740, Class D (D)(G)	3.787	01-10-35	370,000	365,483
Series 2015-1740, Class XA IO (D)	0.896	01-10-35	6,885,000	255,612
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (1 month LIBOR + 3.689%) (D)(G)	4.928	05-15-29	445,000	451,962
Series 2015-JWRZ, Class GL2 (1 month LIBOR + 3.688%) (D)(G)	4.927	05-15-29	410,000	415,065
BXP Trust Series 2017-GM, Class D (D)(G)	3.425	06-13-39	395,000	378,549
CD Commercial Mortgage Trust Series 2017-CD3, Class C (G)	4.563	02-10-50	435,000	458,549
22	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (D)(G)	3.786	04-10-28	325,000	$322,446
CGDB Commercial Mortgage Trust Series 2017-BIO, Class E (1 month LIBOR + 2.500%) (D)(G)	3.727	05-15-30	100,000	100,189
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (D)(G)	3.389	07-15-28	264,000	263,999
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (D)	4.387	02-10-33	529,360	532,461
Citigroup Commercial Mortgage Trust Series 2017-1500, Class E (1 month LIBOR + 2.500%) (D)(G)	3.737	07-15-32	126,000	126,000
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (D)(G)	2.337	06-11-32	160,000	159,999
Cold Storage Trust Series 2017-ICE3, Class D (1 month LIBOR + 2.100%) (D)(G)	3.334	04-15-36	355,000	357,000
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2 Class XA IO	1.676	08-15-45	1,909,611	123,740
Series 2012-CR3 Class XA IO	2.000	10-15-45	2,774,371	212,895
Series 2013-CR6, Class XA IO	1.340	03-10-46	3,354,791	109,084
Series 2014-CR16, Class C (G)	4.901	04-10-47	552,000	562,504
Series 2015-CR27, Class B (G)	4.361	10-10-48	235,000	247,652
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-LC4, Class B (G)	4.934	12-10-44	360,000	379,187
Series 2013-300P, Class D (D)(G)	4.394	08-10-30	620,000	650,755
Series 2013-CR11, Class B (G)	5.160	08-10-50	895,000	971,760
Series 2013-CR13, Class C (G)	4.746	11-12-46	435,000	454,904
Series 2014-FL4, Class D (1 month LIBOR + 2.450%) (D)(G)	3.689	07-13-31	600,000	596,591
Series 2014-TWC, Class D (1 month LIBOR + 2.250%) (D)(G)	2.250	02-13-32	445,000	446,818
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (1 month LIBOR + 2.150%) (D)(G)	3.385	08-13-27	775,000	775,975
Core Industrial Trust Series 2015-CALW, Class F (D)(G)	3.850	02-10-34	360,000	359,592
DBJPM Mortgage Trust Series 2017-C6, Class C (G)	4.174	06-10-50	235,000	239,701
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (G)	3.494	09-10-49	130,000	125,975
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (1 month LIBOR + 0.540%) (G)	1.778	06-25-34	200,682	198,078
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (D)(G)	3.382	12-15-34	345,000	347,386
Series 2015-NRF, Class EFX (D)(G)	3.382	12-15-34	495,000	495,006
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.231	05-10-45	5,502,810	$355,939
Series 2014-NEW, Class C (D)	3.790	01-10-31	165,000	164,862
Series 2016-RENT, Class D (D)(G)	4.067	02-10-29	420,000	428,510
Series 2017-485L, Class C (D)(G)	3.982	02-10-37	240,000	247,847
Series 2017-GS5, Class C (G)	4.299	03-10-50	190,000	193,377
Series 2017-GS6, Class C (G)	4.322	05-10-50	185,000	190,449
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	1.384	05-19-35	4,467,236	208,106
Series 2005-9, Class 2A1C (1 month LIBOR + 0.450%) (G)	1.689	06-20-35	456,845	453,846
Series 2007-3, Class ES IO (D)	0.350	05-19-47	6,135,551	94,445
Series 2007-4, Class ES IO	0.350	07-19-47	6,431,889	92,664
Series 2007-6, Class ES IO (D)	0.343	08-19-37	5,272,879	66,786
HILT Mortgage Trust Series 2014-ORL, Class D (1 month LIBOR + 2.150%) (D)(G)	3.389	07-15-29	310,000	306,126
Hilton USA Trust Series 2016-HHV, Class D (D)(G)	4.194	11-05-38	285,000	281,402
IMT Trust Series 2017-APTS, Class CFX (D)(G)	3.497	06-15-34	190,000	188,024
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	1.836	07-25-35	4,456,283	268,429
Series 2005-AR8, Class AX2 IO	1.566	05-25-35	4,628,966	175,901
Series 2005-AR18, Class 1X IO	1.696	10-25-36	5,854,588	373,533
Series 2005-AR18, Class 2X IO	1.438	10-25-36	5,243,860	148,971
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (G)	4.665	04-15-47	725,000	748,479
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C14, Class XA IO (D)	1.431	07-05-32	2,799,491	163,865
Series 2014-FL5, Class C (1 month LIBOR + 2.100%) (D)(G)	3.339	07-15-31	1,030,000	1,021,787
Series 2014-PHH, Class C (1 month LIBOR + 2.350%) (D)(G)	3.589	08-15-27	760,000	760,000
Series 2015-SGP, Class B (1 month LIBOR + 2.750%) (D)(G)	3.989	07-15-36	360,000	362,256
Series 2016-JP3, Class C (G)	3.481	08-15-49	183,000	176,779
MAD Mortgage Trust Series 2017-330M, Class D (D)(G)	3.976	08-15-34	245,000	246,596
MASTR Alternative Loan Trust Series 2005-2, Class 4A3 (1 month LIBOR + 0.400%) (G)	1.638	03-25-35	148,354	142,632
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (6 month LIBOR + 1.250%) (G)	2.665	10-25-35	13,014	13,031
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (G)	4.143	02-15-46	293,000	289,832
Series 2014-C18, Class 300D	5.279	08-15-31	380,000	397,076
Morgan Stanley Capital I Trust Series 2014-150E, Class D (D)(G)	4.295	09-09-32	1,050,000	1,086,026
24	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
MortgageIT Trust Series 2005-2, Class 1A2 (1 month LIBOR + 0.660%) (G)	1.898	05-25-35	194,124	$192,471
MSCG Trust Series 2016-SNR, Class D (D)	6.550	11-15-34	465,000	469,575
MSDB Trust Series 2017-712F, Class C (D)(G)	3.628	07-11-39	60,000	60,720
MSSG Trust
Series 2017-237P, Class D (D)	3.864	09-13-39	135,000	131,339
Series 2017-237P, Class E (D)	3.864	09-13-39	200,000	181,416
Olympic Tower Mortgage Trust Series 2017-OT, Class D (D)(G)	3.945	05-10-39	325,000	323,781
One Market Plaza Trust Series 2017-1MKT, Class D (D)	4.146	02-10-32	190,000	193,578
Opteum Mortgage Acceptance Corp. Asset Backed Pass Through Certificates Series 2005-3, Class APT (1 month LIBOR + 0.290%) (G)	1.528	07-25-35	187,462	186,906
TMSQ Mortgage Trust Series 2011-1500, Class D (D)(G)	3.835	10-10-36	340,000	330,747
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	438,543
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (D)	1.373	05-10-63	3,681,171	183,604
VNDO Mortgage Trust Series 2013-PENN, Class D (D)(G)	3.947	12-13-29	612,000	626,116
VNDO Trust Series 2016-350P, Class D (D)(G)	3.903	01-10-35	455,000	446,574
WaMu Mortgage Pass Through Certificates Series 2005-AR8, Class 2AB2 (1 month LIBOR + 0.420%) (G)	1.658	07-25-45	383,992	374,355
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (D)(G)	2.710	03-18-28	935,000	933,109
Series 2013-BTC, Class E (D)(G)	3.550	04-16-35	620,000	596,740
Series 2015-LC22, Class B (G)	4.541	09-15-58	295,000	315,323
Series 2017-RB1, Class C (G)	4.311	03-15-50	235,000	240,133
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class B XA IO (D)	1.995	11-15-45	4,205,319	307,961
Series 2013-C15, Class B (G)	4.479	08-15-46	155,000	164,018
Series 2013-C16, Class B (G)	4.980	09-15-46	265,000	287,231
Worldwide Plaza Trust Series 2017-WWP, Class D (D)(G)	3.596	11-10-36	190,000	185,783
U.S. Government Agency 2.5%				4,416,856
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (1 month LIBOR + 1.850%) (G)	3.088	10-25-27	380,000	388,784
Series 2016-DNA3, Class M2 (1 month LIBOR + 2.000%) (G)	3.238	12-25-28	280,000	285,787
Series K005, Class AX IO	1.353	11-25-19	2,261,712	55,453
Series K017, Class X1 IO	1.353	12-25-21	3,830,698	175,645
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	25

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K018, Class X1 IO	1.375	01-25-22	3,437,792	$159,388
Series K021, Class X1 IO	1.468	06-25-22	947,702	53,063
Series K022, Class X1 IO	1.255	07-25-22	3,875,598	185,469
Series K707, Class X1 IO	1.518	12-25-18	2,282,948	27,849
Series K709, Class X1 IO	1.508	03-25-19	3,130,045	50,063
Series K710, Class X1 IO	1.735	05-25-19	3,308,636	66,648
Series K718, Class X1 IO	0.643	01-25-22	16,535,832	373,462
Government National Mortgage Association
Series 2012-114, Class IO	0.809	01-16-53	1,558,902	80,410
Series 2016-142, Class IO	0.998	09-16-58	1,515,343	123,213
Series 2016-162, Class IO	0.996	09-16-58	3,293,967	263,932
Series 2016-174, Class IO	0.899	11-16-56	2,135,624	170,109
Series 2016-87, Class IO	1.007	08-16-58	2,031,937	150,068
Series 2017-109, Class IO	0.612	04-16-57	2,610,368	161,751
Series 2017-124, Class IO	0.705	01-16-59	3,288,225	235,089
Series 2017-140, Class IO	0.609	02-16-59	1,935,804	136,842
Series 2017-20, Class IO	0.749	12-16-58	4,071,247	275,246
Series 2017-22, Class IO	1.047	12-16-57	1,449,843	135,638
Series 2017-3, Class IO	0.907	09-16-58	3,786,604	285,985
Series 2017-46, Class IO	0.619	11-16-57	3,080,614	201,408
Series 2017-61, Class IO	0.766	05-16-59	1,835,697	152,563

Series 2017-74, Class IO	0.781	09-16-58	3,393,384	222,991
Asset backed securities 9.5% (6.3% of Total investments)				$17,269,832
(Cost $17,082,537)
Asset backed securities 9.5%				17,269,832
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (1 month LIBOR + 0.675%) (G)	1.913	05-25-35	181,210	181,724
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (1 month LIBOR + 0.470%) (G)	1.708	05-25-35	429,728	428,790
Applebee's Funding LLC Series 2014-1, Class A2 (D)	4.277	09-05-44	1,000,000	985,050
Arby's Funding LLC Series 2015-1A, Class A2 (D)	4.969	10-30-45	627,200	642,579
Argent Securities, Inc.
Series 2003-W10, Class M1 (1 month LIBOR + 1.080%) (G)	2.318	01-25-34	204,976	200,510
Series 2004-W6, Class M1 (1 month LIBOR + 0.825%) (G)	2.063	05-25-34	96,461	96,185
California Republic Auto Receivables Trust Series 2016-2, Class A4	1.830	12-15-21	470,000	468,243
Capital One Multi-Asset Execution Trust Series 2017-A1, Class A1	2.000	01-17-23	1,050,000	1,051,633
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (D)	1.870	02-15-22	260,000	257,979
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (D)	4.474	03-20-43	409,317	412,271
26	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Coinstar Funding LLC Series 2017-1A, Class A2 (D)	5.216	04-25-47	378,100	$392,882
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	20,959	15,044
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.845	02-25-35	249,441	248,913
CSMC Trust Series 2006-CF2, Class M1 (1 month LIBOR + 0.470%) (D)(G)	1.708	05-25-36	123,659	123,528
DB Master Finance LLC
Series 2015-1A, Class A2II (D)	3.980	02-20-45	482,625	493,484
Series 2017-1A, Class A2I (D)	3.629	11-20-47	120,000	120,948
Series 2017-1A, Class A2II (D)	4.030	11-20-47	145,000	146,037
Discover Card Execution Note Trust Series 2017-A6, Class A6	1.880	02-15-23	1,185,000	1,180,548
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (D)	4.118	07-25-47	583,538	599,701
Driven Brands Funding LLC Series 2015-1A, Class A2 (D)	5.216	07-20-45	499,800	517,193
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (D)	3.857	04-30-47	144,275	145,472
Ford Credit Auto Owner Trust Series 2017-B, Class A4	1.870	09-15-22	127,000	126,207
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1	2.160	09-15-22	505,000	505,741
GSAA Home Equity Trust Series 2005-11, Class 3A1 (1 month LIBOR + 0.270%) (G)	1.508	10-25-35	184,562	183,087
Home Equity Asset Trust Series 2005-3, Class M4 (1 month LIBOR + 0.640%) (G)	1.878	08-25-35	235,000	237,276
Honda Auto Receivables Owner Trust
Series 2017-2, Class A4	1.870	09-15-23	140,000	139,368
Series 2017-3, Class A4	1.980	11-20-23	165,000	164,801
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (1 month LIBOR + 0.750%) (G)	1.988	09-25-35	256,559	248,936
MVW Owner Trust Series 2014-1A, Class A (D)	2.250	09-22-31	82,085	81,307
RAAC Series Trust Series 2006-SP4, Class M1 (1 month LIBOR + 0.340%) (G)	1.578	11-25-36	175,000	171,745
Saxon Asset Securities Trust Series 2006-2, Class A3C (1 month LIBOR + 0.150%) (G)	1.388	09-25-36	387,020	384,933
Sonic Capital LLC Series 2016-1A, Class A2 (D)	4.472	05-20-46	223,688	224,806
Structured Asset Securities Corp. Trust Series 2005-AR1, Class M1 (1 month LIBOR + 0.430%) (G)	1.668	09-25-35	170,889	171,197
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	395,000	396,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Taco Bell Funding LLC Series 2016-1A, Class A2I (D)	3.832	05-25-46	509,850	$519,308
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(G)	3.514	10-25-53	125,000	128,915
Series 2015-2, Class 1M2 (D)(G)	3.461	11-25-60	300,000	311,499
Series 2016-5, Class A1 (D)(G)	2.500	10-25-56	523,129	521,815
Series 2017-2, Class A1 (D)(G)	2.750	04-25-57	141,326	142,038
Toyota Auto Receivables Owner Trust Series 2017-C, Class A4	1.980	12-15-22	335,000	333,786
VSE VOI Mortgage LLC Series 2017-A, Class A (D)	2.330	03-20-35	302,241	299,855
Wendys Funding LLC Series 2015-1A, Class A2I (D)	3.371	06-15-45	1,778,700	1,791,151
Westgate Resorts LLC
Series 2014-1A, Class A (D)	2.150	12-20-26	296,362	295,399
Series 2014-1A, Class B (D)	3.250	12-20-26	198,086	198,385
Series 2015-1A, Class A (D)	2.750	05-20-27	138,309	138,528
Series 2015-2A, Class B (D)	4.000	07-20-28	211,836	212,974
Series 2016-1A, Class A (D)	3.500	12-20-28	193,392	194,796
Series 2017-1A, Class A (D)	3.050	12-20-30	277,486	277,785
World Omni Auto Receivables Trust Series 2017-B, Class A3	1.950	02-15-23	160,000	159,434

	Shares	Value
Common stocks 0.3% (0.2% of Total investments)		$504,240
(Cost $515,695)
Energy 0.3%		504,240
Oil, gas and consumable fuels 0.3%

Royal Dutch Shell PLC, ADR, Class A (A)(B)	8,000	504,240
Preferred securities (K) 1.8% (1.2% of Total investments)		$3,228,441
(Cost $3,064,493)
Consumer staples 0.3%		575,000
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., 6.250% (D)	6,250	575,000
Financials 0.5%		907,626
Banks 0.5%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.967% (G)	24,985	656,106
Wells Fargo & Company, Series L, 7.500%	192	251,520
Real estate 0.5%		812,387
Equity real estate investment trusts 0.5%
Crown Castle International Corp., Series A, 6.875% (A)(B)	740	812,387
Utilities 0.5%		933,428
Multi-utilities 0.5%
Dominion Energy, Inc., 6.750%	13,140	687,616
28	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
DTE Energy Company, 6.500%	4,475	$245,812

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)				$153
(Cost $0)
Materials 0.0%				153
Containers and packaging 0.0%
Smurfit-Stone Container Corp. (F)(L)	8.000	03-15-17	245,000	153

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.7% (1.8% of Total investments)				$4,980,000
(Cost $4,980,000)
U.S. Government Agency 2.7%				4,980,000
Federal Agricultural Mortgage Corp. Discount Note	0.850	11-01-17	293,000	293,000
Federal Home Loan Bank Discount Note	0.500	11-01-17	908,000	908,000
Federal Home Loan Bank Discount Note	0.700	11-01-17	2,046,000	2,046,000
Federal Home Loan Bank Discount Note	0.850	11-01-17	1,733,000	1,733,000

Total investments (Cost $264,628,482) 150.5%	$272,922,470
Other assets and liabilities, net (50.5%)	(91,549,821)
Total net assets 100.0%	$181,372,649

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-17 was $103,146,639. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $42,426,667.
(B)	A portion of this security is on loan as of 10-31-17, and is a component of the fund's leverage under the Liquidity Agreement.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $80,236,270 or 44.2% of the fund's net assets as of 10-31-17.
(E)	Non-income producing - Issuer is in default.
(F)	Security is valued using significant unobservable inputs.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(I)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(J)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	29

(K)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(L)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-17, the aggregate cost of investments for federal income tax purposes was $266,384,793. Net unrealized appreciation aggregated to $6,537,677, of which $9,176,252 related to gross unrealized appreciation and $2,638,575 related to gross unrealized depreciation.
30	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-17

Assets
Investments, at value (Cost $264,628,482)	$272,922,470
Cash	78,310
Receivable for investments sold	13,529,683
Receivable for delayed delivery securities sold	2,335,038
Dividends and interest receivable	2,485,324
Other receivables and prepaid expenses	23,532
Total assets	291,374,357
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	1,231,074
Payable for delayed delivery securities purchased	17,221,641
Interest payable	144,518
Payable to affiliates
Accounting and legal services fees	3,977
Trustees' fees	224
Other liabilities and accrued expenses	100,274
Total liabilities	110,001,708
Net assets	$181,372,649
Net assets consist of
Paid-in capital	$175,504,067
Undistributed net investment income	1,022,705
Accumulated net realized gain (loss) on investments and swap agreements	(3,448,111)
Net unrealized appreciation (depreciation) on investments	8,293,988
Net assets	$181,372,649

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$15.57

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       31

STATEMENT OF OPERATIONS  For the year ended 10-31-17

Investment income
Interest	$11,705,250
Dividends	239,281
Less foreign taxes withheld	(4,509)
Total investment income	11,940,022
Expenses
Investment management fees	1,407,448
Interest expense	1,471,715
Accounting and legal services fees	62,648
Transfer agent fees	81,325
Trustees' fees	44,276
Printing and postage	65,553
Professional fees	67,691
Custodian fees	26,364
Stock exchange listing fees	23,717
Other	8,599
Total expenses	3,259,336
Less expense reductions	(21,385)
Net expenses	3,237,951
Net investment income	8,702,071
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	1,218,125
Swap contracts	(85,735)
1,132,390
Change in net unrealized appreciation (depreciation) of
Investments	420,800
Swap contracts	90,044
510,844
Net realized and unrealized gain	1,643,234
Increase in net assets from operations	$10,345,305

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       32

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-17	Year ended 10-31-16
Increase (decrease) in net assets
From operations
Net investment income	$8,702,071	$9,224,729
Net realized gain (loss)	1,132,390	(1,272,707)
Change in net unrealized appreciation (depreciation)	510,844	6,031,668
Increase in net assets resulting from operations	10,345,305	13,983,690
Distributions to shareholders
From net investment income	(9,432,571)	(9,911,245)
Total increase	912,734	4,072,445
Net assets
Beginning of year	180,459,915	176,387,470
End of year	$181,372,649	$180,459,915
Undistributed net investment income	$1,022,705	$882,123
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       33

STATEMENT OF CASH FLOWS For the year ended 10-31-17

Cash flows from operating activities
Net increase in net assets from operations	$10,345,305
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(126,011,871)
Long-term investments sold	125,124,383
Increase in short-term investments	(3,402,000)
Net amortization of premium (discount)	2,345,499
Decrease in cash segregated at custodian for derivative contracts	280,000
Increase in receivable for investments sold	(13,313,022)
Increase in receivable for delayed delivery securities sold	(2,335,038)
Decrease in dividends and interest receivable	133,156
Increase in other receivables and prepaid expenses	(12,182)
Increase in payable for investments purchased	803,957
Increase in payable for delayed delivery securities purchased	17,221,641
Decrease in unrealized appreciation (depreciation) of swap contracts	(90,044)
Increase in interest payable	55,568
Decrease in payable to affiliates	(10,304)
Increase in other liabilities and accrued expenses	12,371
Net change in unrealized (appreciation) depreciation on investments	(420,800)
Net realized gain on investments	(1,218,125)
Net cash provided by operating activities	$9,508,494
Cash flows from financing activities
Distributions to common shareholders	($9,432,571)
Net cash used in financing activities	($9,432,571)
Net increase in cash	$75,923
Cash at beginning of year	$2,387
Cash at end of year	$78,310
Supplemental disclosure of cash flow information
Cash paid for interest	$1,416,147

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       34

Financial highlights

COMMON SHARES Period Ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$15.49	$15.14	$15.84	$15.37	$15.88
Net investment income[1]	0.75	0.79	0.81	0.86	0.91
Net realized and unrealized gain (loss) on investments	0.14	0.41	(0.62)	0.56	(0.39)
Total from investment operations	0.89	1.20	0.19	1.42	0.52
Less distributions to common shareholders
From net investment income	(0.81)	(0.85)	(0.90)	(0.95)	(1.03)
Anti-dilutive impact of repurchase plan	—	—	0.01 [2]	—	—
Net asset value, end of period	$15.57	$15.49	$15.14	$15.84	$15.37
Per share market value, end of period	$14.81	$14.26	$13.86	$14.29	$14.28
Total return at net asset value (%)[3,4]	6.28	8.52	1.84	10.02	3.51
Total return at market value (%)[4]	9.82	9.20	3.28	6.83	(7.61)
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$181	$180	$176	$186	$181
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	1.58	1.45	1.33	1.35
Expenses including reductions[5]	1.81	1.57	1.43	1.32	1.35
Net investment income	4.87	5.24	5.22	5.50	5.81
Portfolio turnover (%)	47	43	51	52	60
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$90
Asset coverage per $1,000 of debt[6]	$2,987	$2,977	$2,932	$3,037	$2,999

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $13.86 for 96,519 shares, which equals $1,338,116 in redemptions for the year ended 10-31-15.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
[5]	Expenses including reductions excluding interest expense were 0.99%, 1.02% 1.01%, 1.00% and 1.01% for the years ended 10-31-17, 10-31-16, 10-31-15, 10-31-14 and 10-31-13, respectively.
[6]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       35

Notes to financial statements

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       36

The following is a summary of the values by input classification of the fund's investments as of October 31, 2017, by major security category or type:

	Total value at 10-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$50,250,530	—	$50,250,530	—
Foreign government obligations	1,372,842	—	1,372,842	—
Corporate bonds	156,353,170	—	156,353,170	—
Convertible bonds	290,000	—	290,000	—
Capital preferred securities	754,671	—	754,671	—
Term loans	289,375	—	289,375	—
Collateralized mortgage obligations	37,629,216	—	37,629,216	—
Asset backed securities	17,269,832	—	17,269,832	—
Common stocks	504,240	$504,240	—	—
Preferred securities	3,228,441	2,653,441	575,000	—
Escrow certificates	153	—	—	$153
Short-term investments	4,980,000	—	4,980,000	—
Total investments in securities	$272,922,470	$3,157,681	$269,764,636	$153

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       37

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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For federal income tax purposes, as of October 31, 2017, the fund has a capital loss carryforward of $1,691,800 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2017:

Capital loss carryforward expiring October 31	No expiration date
2018	Short term	Long term
$436,296	$123,556	$1,131,948

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2017 and 2016 was as follows:

	October 31, 2017	October 31, 2016
Ordinary income	$9,432,571	$9,911,245

As of October 31, 2017, the components of distributable earnings on a tax basis consisted of $1,022,705 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of a capital loss carryforward and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit

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quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2017, the fund used interest rate swaps in anticipation of rising interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $22.0 million, as measured at each quarter end. There were no open interest rate swap contracts as of October 31, 2017.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts
Interest rate	($85,735)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$90,044

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is

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unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2017, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $21,385 for the year ended October 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2017 were equivalent to a net annual effective rate of 0.51% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 to December 31, 2017. During the years ended October 31, 2017 and 2016, there was no activity under the share repurchase plan.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage.

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Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2017 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

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Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2017, the fund had an aggregate balance of $91,300,000 at an interest rate of 1.84%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2017, the average balance of the LA and the effective average interest rate were $91,300,000 and 1.61%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $101,668,624 and $106,934,976 respectively, for the year ended October 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $24,343,247 and $18,189,407, respectively, for the year ended October 31, 2017.

Note 10 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the fund. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2017, the fund engaged in sales amounting to $2,003,255.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Income Securities Trust (the "Fund") as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Dividends and distributions

During the year ended October 31, 2017, distributions from net investment income totaling $0.8099 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 30, 2016	$0.2184
March 31, 2017	0.1979
June 30, 2017	0.2002
September 29,2017	0.1934
Total	$0.8099

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

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The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

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Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index and peer group average for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
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(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	223
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	223
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	223
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	223
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	223
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	223
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	223
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	223

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	223
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	223
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	223

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	223
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	223
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       58

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: JHS

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

For shareholder assistance refer to page  48

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK INCOME SECURITIES TRUST       59

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF410671	P6A 10/17 12/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $53,901 for the fiscal year ended October 31, 2017 and $50,713 for the fiscal year ended October 31, 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees amounted to $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2016 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended October 31, 2017 and 2016, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,725 for the fiscal year ended October 31, 2017 and $3,647 for the fiscal year ended October 31, 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $832 for the fiscal year ended October 31, 2017 and $109 for the fiscal year ended October 31, 2016 billed to control affiliates for products and services provided by the principal accountant. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,884,223 for the fiscal year ended October 31, 2017 and $4,590,233 for the fiscal year ended October 31, 2016.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2017.

Jeffrey N. Given, CFA
Senior Managing Director and Senior Portfolio Manager
John Hancock Asset Management since 2012
Managing Director, John Hancock Asset Management (2005–2012)
Second Vice President, John Hancock Advisers, LLC (1993–2005)
Began business career in 1993
Managed the Fund since 1999

Howard C. Greene, CFA
Senior Managing Director and Senior Portfolio Manager
John Hancock Asset Management since 2005
Began business career in 1979
Managed the Fund since 2005

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N. Given, CFA	57	$111,789	36	$4,882	42	$23,250
Howard C. Greene, CFA	10	$23,545	14	$1,163	14	$7,750

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

●

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

●

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

●

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

●

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

●

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

●

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

●

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

●

Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

●	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

●

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

●

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Peer Universe
Income Securities Trust	Morningstar US OE Intermediate-Term Bond

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2017 the value of shares beneficially owned by the portfolio managers in the Fund and in similarly managed accounts. For purposes of these tables, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Range of Beneficial
	Range of Beneficial	Ownership in Similarly
Portfolio Manager	Ownership in the Fund	Managed Accounts
Jeffrey N. Given, CFA	$1-$10,000	>$1 million
Howard C. Greene, CFA	$1-$10,000	>$1 million

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum number
		Average	shares purchased	of shares that may
	Total number of	price per	as part of publicly	yet be purchased
Period	shares purchased	share	announced plans*	under the plans*
Nov-16	-	-	-	1,164,659
Dec-16	-	-	-	1,164,659
Jan-17	-	-	-	1,164,659
Feb-17	-	-	-	1,164,659
Mar-17	-	-	-	1,164,659
Apr-17	-	-	-	1,164,659
May-17	-	-	-	1,164,659
Jun-17	-	-	-	1,164,659
Jul-17	-	-	-	1,164,659
Aug-17	-	-	-	1,164,659
Sep-17	-	-	-	1,164,659
Oct-17	-	-	-	1,164,659
Total	-	-		1,164,659

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 to December 31, 2017. Previously, under the share repurchase plan, the Fund could purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015 between January 1, 2016 and December 31, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2017